Exhibit 10.57

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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October 13, 2005

VIA FACSIMILE (with Copy VIA US MAIL)

Mr. Kevin Dundon

Senior Vice President, Global Softswitch

Level 3 Communications, LLC

1025 Eldorado Boulevard

Broomfield, Colorado 80021

Re:

Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. (“AOL”) effective as of April 18, 2000, as amended (the “Managed Modem Agreement”); and

Network Services Agreement between AOL and BBN Corporation (predecessor to Genuity Solutions Inc. (“Genuity”)) effective as of December 31, 1999, as amended (the “Network Services Agreement”).

Dear Kevin:

This letter memorializes our agreement concerning the expiration of certain commitments under the Managed Modem Agreement and the terms and conditions under which the parties will extend the Managed Modem Services beyond the expiration dates for certain ports1 purchased under the Managed Modem Agreement and the continuation of ports purchased under the Network Services Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.	Effective Date. The effective date of this letter agreement (“Letter Agreement”) shall be October 13, 2005 (the “Effective Date”).

2.	Port Commitments.

a.	Existing Port Commitments

i.	Pursuant to the Managed Modem Agreement, AOL purchased [****] ports. The Port Commitment for the ports set forth in this Section 2(i) expired on October 12, 2005; and

ii.

Pursuant to the Managed Modem Agreement, AOL purchased (y) [****] ports under a “Customer Order” dated December 4, 2002; and (z) [****] ports under Amendment No. 2 to the Managed Modem Agreement dated December 17, 2004. The Port Commitment for the ports referenced in this Section 2(ii) expires on December 31, 2005; and

iii.

Pursuant to the Network Services Agreement, AOL purchased [****] ports. The Amended Dial-Up Purchase Commitment (as defined in the Network Services Agreement) for the ports set forth in this Section 2(iii) expires on December 31, 2006.

[1]

As used herein, the term “ports” is intended to encompass the term “ports” as used in the Managed Modem Agreement and the terms “Dedicated Dial-Up Access Ports” and “Dial-Up Access Ports” as defined in the Network Services Agreement.

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b.	Revised Port Commitments

From the Effective Date of this Letter Agreement, the parties agree to the following commitment levels in lieu of the above2:

i.	AOL shall purchase from and maintain with Level 3, [****] ports per month through December 31, 2006, subject to the decommissioning rights set forth in Section 6 below (the “Commitment Ports”).

ii.

All ports in excess of the Commitment Ports being purchased as of the Effective Date (i.e., over [****] ports) shall not be subject to a term commitment by AOL and shall be maintained on an uncommitted basis, subject to the decommissioning rights set from the Section 6 below (the “Uncommitted Ports”). The number of Uncommitted Ports is [****].

3.

Term.  The Commitment Ports and the Uncommitted Ports shall be provided to AOL by Level 3 through December 31, 2006 (“Term”), subject to (a) the decommissioning rights set forth in Section 6 below; and (b) the Transition Assistance described in Section 13 of Amendment 1 to the Managed Modem Agreement dated March 29, 2002 following expiration or termination.

4.

Pricing.  The Port Charge for all ports shall remain [****] per port per month through December 31, 2005 with the exception of the [****] ports purchased under Amendment No. 2 to the Managed Modem Agreement, for which the Port Charge shall remain [****] through December 31, 2005. Beginning January 1, 2006, the Port Charge shall adjust as follows:

Ports	Monthly Price per Port from 1/1/2006		Number of Ports
Commitment Ports	[	****]	Applies to ports 1 through [****]
Commitment Ports	[	****]	Applies to port [****] through [****]
Uncommitted Ports	[	****]	Applies to all Uncommitted Ports [****]

5.	Market Price Protection. The Port Charge for all ports purchased hereunder shall not be subject to any price reduction based on the terms set forth in Section 2.2(b) of the Managed Modem Agreement.

6.	Decommissioning Process.

The decommissioning process stated below is in lieu of AOL’s decommissioning rights as stated in the Managed Modem Agreement.

a.

Uncommitted Ports: Prior to January 1, 2006, AOL may decommission Uncommitted Ports by porting the telephone number associated with such ports to AOL’s designees. AOL will provide Level 3 advance notice of the telephone numbers that will be ported from Level 3 to AOL’s designees with the port quantities associated with each telephone number that will be decommissioned following the porting of such numbers. Upon completion of a telephone number being ported to AOL’s designee, the associated port quantities shall be decommissioned immediately and billing for such ports shall cease. From January 1, 2006, AOL may decommission any Uncommitted Ports upon thirty (30) days prior written notice.

[2]	By agreement of the parties, AOL decommissioned [****] of the ports identified in Section 2(a) above prior to the parties’ execution of this Letter Agreement.

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b.	Commitment Ports:

i.    [****] Commitment Ports.    From January 1, 2006, AOL may decommission the ports priced at [****] (referenced in Section 4 above (the “[****] Commitment Ports”)) pursuant to the terms of the Managed Modem Agreement.

ii.    [****] Commitment Ports.    From January 1, 2006, AOL may decommission the ports priced at [****] Commitment Ports (referenced in Section 4 above (the “[****] Commitment Ports”)) based on the same percentage as the monthly decline in the total amount of AOL’s dial-up traffic across all third party networks between calendar months, if any. The monthly percentage decline in AOL traffic will be determined based on the average daily hours of dial-up traffic across all AOL third party dial-up access networks (“Average Daily Hours”), based on the following formula:

[****]

AOL will have the right to decommission any physical ports on the Level 3 network as of the 15th day of the calendar month following the measurement periods outlined above.

On or about the first day of each calendar month, AOL will provide a non-binding estimate of the anticipated Average Daily Hours, Monthly Percentage Decline, and Monthly Decommissioning Amount for the most recent month. By the 15th day of the month, AOL will provide formal notice of the actual number of ports to be decommissioned for the month as determined based upon the actual Average Daily Hours, Monthly Percentage Decline and Monthly Decommissioning Amount calculations for the most recent month (and will provide Level 3 with the Average Daily Hours and the Monthly Percentage Decline used in such determination). Any such ports shall be considered cancelled (and billing shall cease) as of the 15th day of that month.

For example, if Average Daily Hours across all third party networks is [****] in March of 2006 and Average Daily Hours across all third party networks is [****] in April of 2006, the Monthly Percentage Decline in hours is [****] during the month of April 2006. AOL would therefore have a right to decommission [****] of the then current number of [****] Commitment Ports (such that if there were [****] Commitment Ports, AOL could decommission [****] of them). On or about May

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1, 2006, AOL would provide a non-binding estimate of the anticipated Average Daily Hours and Monthly Percentage Decline for the Month of April and the expected port decommissioning amount (if any). AOL would then provide a formal notice by May 15, 2006 with the quantity and location of ports to be decommissioned with effect from May 15, 2006 (and will provide Level 3 with the Average Daily Hours and the Monthly Percentage Decline used in determining the quantity of ports to be decommissioned). From May 15, 2006, AOL would retain [****] ports at [****]/port/month.

iii) Ports decommissioned under sub-part 6(b)(ii) above may not then be used to effectuate a decommissioning under sub-part 6(b)(i) above. Level 3 shall have the audit rights stated in Section 2.2(e) of the Managed Modem Agreement to verify the foregoing calculations.

7.

Managed Modem Services Agreement.    All ports provided by Level 3 to AOL after the Effective Date of this Letter Agreement will (a) be identified according to a market designation (where multiple rate centers are pooled into each market designation); (b) be managed as a single Level 3 network (i.e., where Level 3 has migrated the Dial-Up Access Services previously managed at the rate center level and provided under the Network Services Agreement to the Level 3 network); and (c) shall be governed by the terms of this Letter Agreement and the terms of the Managed Modem Agreement.

8.

Invoicing.    AOL will pay the monthly invoice for the Managed Modem Services in full by the end of the month provided that AOL receives an accurate invoice for the Managed Modem Services by the first day of such month. Level 3 will continue to invoice AOL in arrears for [****] ports that contribute to the Commitment Ports and in advance for all other Managed Modem Services (i.e., the remaining [****] Commitment Ports and the Uncommitted Ports).

9.	ICG Ports. The [****] ports purchased by AOL under the ICG Network Services Agreement, as amended (and subsequently assigned to Level 3) are not affected by this Letter Agreement.

10.

Order of Precedence.    Except as provided herein, the terms of this Letter Agreement shall govern all ports purchased by AOL from Level 3 as of the Effective Date. In the event the terms of this Letter Agreement conflict with the terms of the Managed Modem Agreement, the terms of this Letter Agreement shall govern.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

AMERICA ONLINE, INC.

/s/ Frank Ambrose
Frank Ambrose
Senior Vice President

Accepted and agreed:

LEVEL 3 COMMUNICATIONS, LLC

/s/ Kevin Dundon
Kevin Dundon
Senior Vice President, Global Softswitch